UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Goldman Sachs Asset Management Goldman Sachs Middle Market Lending Corp. II Your vote is needed! Dear Stockholder: You are cordially invited to attend the Special Meeting of Stockholders of Goldman Sachs Middle Market Lending Corp. II (“MMLC II”) to be held virtually on October 8, 2025 at 10:00 a.m., Eastern Time. On July 11, 2025, MMLC II announced that it entered into a definitive agreement with Goldman Sachs Private Credit Corp., a Delaware corporation (“GSCR”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (the “Merger Agreement”), to merge with GSCR, with GSCR as the surviving company (the “Merger”). MMLC II’s board of directors (the “MMLC II Board”) and a committee of the MMLC II Board comprised solely of certain independent directors of MMLC II (the “MMLC II Special Committee”) weighed various benefits in considering the Merger, including: • each share of MMLC II common stock outstanding at the effective time of the Merger will receive an amount of cash equal to MMLC II’s net asset value per share, calculated as described in the accompanying proxy statement, which provides immediate liquidity to MMLC II’s stockholders; • the Merger provides an efficient exit strategy for MMLC II and certainty of value to MMLC II’s stockholders; and • the MMLC II Board and the MMLC II Special Committee considered various exit alternatives and determined the Merger would be more beneficial to MMLC II’s stockholders. After careful consideration, the MMLC II Board, upon recommendation of a the MMLC II Special Committee, unanimously recommends that MMLC II stockholders vote “FOR” the merger proposal included in the accompanying proxy statement. By voting FOR this proposal, you are helping MMLC II to realize several critical benefits described in more detail in the accompanying proxy statement. If you have additional questions about how to vote your shares or need assistance voting your shares, please call MMLC II’s proxy solicitor: Broadridge at 1-833-215-7517. Voting today will help us reduce costs and avoid unnecessary outreach. Thank you for your continued support of MMLC II. PROXY QUESTIONS? Call 833-215-7517 FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD call 1-833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. R28495-LTR

Merger Proposed Materials requiring your prompt action enclosed. Goldman Sachs Asset Management Goldman Sachs Middle Market Lending Corp. II YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com P28495-EPB

Goldman Sachs Asset Management Goldman Sachs Middle Market Lending Corp. II Your vote is very important. Please vote your shares today. The special shareholder meeting will be held on October 8, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-833-215-7517. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. 0000 0000 0000 0000

BROADRIDGE READY FOR NEXT SOLICITATION SCRIPT (INBOUND AND OUTBOUND) GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II MEETING DATE: OCTOBER 8, 2025 TOLL FREE NUMBER: 1-833-215-7517 INBOUND GREETING: THANK YOU FOR CALLING THE BROADRIDGE PROXY SERVICES CENTER FOR GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II, YOU ARE ON A RECORDED LINE. MY NAME IS <AGENT NAME>. HOW MAY I ASSIST YOU TODAY? GENERAL OUTBOUND GREETING: GOOD DAY, MAY I PLEASE SPEAK WITH MR./MS. <FULL NAME AS IT APPEARS ON REGISTRATION>? HELLO MR./MS. <SHAREHOLDER’S LAST NAME>. MY NAME IS <AGENT NAME> AND I AM A PROXY VOTING SPECIALIST CALLING ON A RECORDED LINE ON BEHALF OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II TO CONFIRM YOU HAVE RECEIVED THE PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR OCTOBER 8, 2025. HAVE YOU RECEIVED PROXY MATERIALS? NEAR MEETING DATE OUTBOUND GREETING: GOOD DAY, MAY I PLEASE SPEAK WITH MR./MS. <FULL NAME AS IT APPEARS ON REGISTRATION>? HELLO MR./MS. <SHAREHOLDER’S LAST NAME>. MY NAME IS <AGENT NAME> AND I AM A PROXY VOTING SPECIALIST CALLING ON A RECORDED LINE ON BEHALF OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II TO CONFIRM YOU HAVE RECEIVED THE PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED IN JUST A FEW DAYS ON OCTOBER 8, 2025. HAVE YOU RECEIVED PROXY MATERIALS? ADJOURNMENT OUTBOUND GREETING: GOOD DAY, MAY I PLEASE SPEAK WITH MR./MS. <FULL NAME AS IT APPEARS ON REGISTRATION>? HI MR. /MS. <SHAREHOLDER’S LAST NAME>, MY NAME IS <AGENT NAME> AND I AM A PROXY VOTING SPECIALIST CALLING ON A RECORDED LINE ON BEHALF OF YOUR CURRENT INVESTMENT WITH GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II. DUE TO THE LACK OF SHAREHOLDER PARTICIPATION, THE 2025 SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO <DATE/TIME>. HAVE YOU RECEIVED PROXY MATERIALS? VOTING: YOUR BOARD HAS RECOMMENDED A VOTE IN FAVOR OF THE PROPOSAL(S). WOULD YOU LIKE TO VOTE ALONG WITH THE RECOMMENDATIONS OF THE BOARD FOR ALL OF YOUR ACCOUNTS? THANK YOU, I AM RECORDING YOUR <FOR, AGAINST, ABSTAIN> VOTE. FOR CONFIRMATION PURPOSES, PLEASE STATE YOUR FULL NAME. AND ACCORDING TO OUR RECORDS, YOU CURRENTLY RESIDE IN <READ STREET ADDRESS, CITY, AND STATE > IS THAT CORRECT? FOR CONFIRMATION PURPOSES, PLEASE STATE YOUR ZIP CODE. THANK YOU. YOU WILL RECEIVE A CONFIRMATION OF YOUR VOTING INSTRUCTIONS WITHIN 5 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT THIS TOLL-FREE NUMBER 1-833-215-7517. © 2023 BROADRIDGE FINANCIAL SOLUTIONS, INC., BROADRIDGE AND THE BROADRIDGE LOGO ARE REGISTERED TRADEMARKS OF BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE.COM CONFIDENTIAL INFORMATION

Mr./Ms. <shareholder’s Last Name>, Your Vote Is Important, And Your Time Is Appreciated. Thank You And Have A Good <day, Evening, Night>. If Unsure Of Voting Or Does Not Want To Vote Along With The Recommendation Of The Board: Would You Like Me To Review The Proposal(s) With You? <after Review, Ask Them If They Would Like To Vote Now Over The Phone>. If Not Received/Requesting Material To Be Re-mailed: I Can Resend The Proxy Materials To You, Or I Can Review The Proposal(s)with You And Record Your Vote Immediately By Phone. <pause For Response> After Review, Ask Them If They Would Like To Vote Now Over The Phone: Your Board Recommends That You Vote “for” The Proposal(s). Would You Like To Vote Along With The Recommendations Of The Board For All Your Accounts? If They Don’t Want Proposal(s) Reviewed: Do You Have An Email Address This Can Be Sent To? <if Yes, Enter The Email Address In The Notes And Read It Back Phonetically To The Shareholder.> Thank You. You Should Receive The Proxy Materials Shortly And The Materials Will Inform You Of The Methods Available To Cast Your Vote, One Of Which Is To Call Us Back At 1-833-215-7517. If Not Interested: I Am Sorry For The Inconvenience. Please Be Aware That As A Shareholder, Your Vote Is Very Important. Please Fill Out And Return Your Proxy Card At Your Earliest Convenience. If You Would Rather Not Do That, You Can Always Vote Via The Other Methods Outlined In The Proxy Materials. Thank You Again For Your Time Today And Have A Wonderful Day/Evening. Voting (any Vote Needed): Your Board Has Recommended A Vote “for” The Proposals, Or You May Choose To Vote Against Or Abstain And Help The Company Reach Quorum. How Would You Like To Vote On Your Accounts Today? And This (for/Against/Abstain) Vote Will Be For All Of Your Accounts Accordingly? Registered Holder Wants A New Proxy Card/Or Their Control Number: <send Complete Contact Information Name, Address, Control #, & Shares To Broadridge>: Your Control Number Can Be Found On Your Proxy Card. I Can Arrange To Have A New Proxy Card Sent To You. However, I Can Record Your Voting Instructions Right Now So That It Will Be Represented At The Upcoming Meeting. Your Board Is Recommending You Vote For The Proposal(s). Would You Like To Vote Along With The Recommendations Of The Board For All Your Accounts? Beneficial Holder Wants A New Vif/Or Their Control Number: Your Control Number Can Be Found On Your Vote Instruction Form. You Can Contact Your Broker/Financial Advisor And They Can Arrange To Have A New Voting Instruction Form Sent To You. However, I Can Record Your Voting Instructions Right Now So That It Will Be Represented At The Upcoming Meeting. Your Board Is Recommending You Vote For The Proposal(s). Would You Like To Vote Along With The Recommendations Of The Board For All Your Accounts? Answering Machine Message: Hello, My Name Is <agent Name> And I Am A Proxy Voting Specialist Calling On Behalf Of Goldman Sachs Middle Market Lending Corp. Ii. You Should Have Received Proxy Material Electronically Or In The Mail Concerning The Special Meeting Of Shareholders To Be Held On October 8, 2025. Broadridge Ready For Next Confidential Information © 2023 2

Your Vote Is Very Important. Please Sign, Date And Promptly Mail Your Proxy Card In The Postage-paid Envelope Provided. Internet And Telephone Voting Are Also Available. To Vote Over The Internet Please Follow The Instructions Provided In The Proxy Materials. If You Have Any Questions, Would Like To Vote Over The Telephone Or Need New Proxy Materials, Call Toll-Free At 1-833-215-7517 And A Proxy Voting Specialist Will Assist You. Specialists Are Available Monday Through Friday, 9am To 10pm Eastern Time. Voting Takes Just A Few Moments And Will Benefit All Shareholders. Thank You For Your Prompt Attention To This Matter. Automated Answering Machine Message (only On Landlines): Hello, This Is The Broadridge Proxy Services Center Calling With An Important Message On Behalf Of Goldman Sachs Middle Market Lending Corp. Ii. You Should Have Received Proxy Material Electronically Or In The Mail Concerning The Special Meeting Of Shareholders To Be Held On October 8, 2025. Your Vote Is Very Important. Please Sign, Date, And Promptly Mail Your Proxy Card In The Postage-paid Envelope Provided. Internet And Telephone Voting Are Also Available. To Vote Over The Internet Please Follow The Instructions Provided In The Proxy Materials. If You Have Any Questions, Would Like To Vote Over The Telephone Or Need New Proxy Materials, Call Toll-free At 1-833-215-7517 And A Proxy Voting Specialist Will Assist You. Specialists Are Available Monday Through Friday, 9am To 10pm Eastern Time. Voting Takes Just A Few Moments And Will Benefit All Shareholders. Thank You For Your Prompt Attention To This Matter. Pre-recorded Messages — Cannot Be Updated Inbound - Closed Recording: Thank You For Calling The Broadridge Proxy Services Center. Our Offices Are Now Closed. Please Call Us Back During Our Normal Business Hours Which Are, Monday Through Friday, 9am To 10pm Eastern Time. Thank You. Inbound - Call In Queue Message: Thank You For Calling The Broadridge Proxy Services Center. Our Proxy Specialists Are Currently Assisting Other Callers. Your Call Is Important To Us. Please Continue To Hold And Your Call Will Be Answered In The Order It Was Received. End Of Campaign Message: Thank You For Calling The Broadridge Proxy Services Center. The Meeting Has Been Held And As A Result, This Toll-free Number Is No Longer In Service For Proxy Related Calls. If You Have Questions Regarding Your Investment, Please Contact Your Investment Professional. Thank You. Cc Hours (eastern Time): Monday Through Friday, 9am To 10pm . Broadridge Ready For Next Confidential Information © 2023 3

•	Voting window is open - cast your vote for the Goldman Sachs MMLC II Special Meeting
•	MERGER PROPOSED | Don’t miss the deadline re: Goldman Sachs MMLC II proposal
•	IMPORTANT: Your vote needed for the Goldman Sachs MMLC II Special Meeting
•	Your vote is important. Please vote your Goldman Sachs MMLC II shares for the Special Meeting online
•	Time-sensitive information for Goldman Sachs MMLC II shareholders
•	URGENT: Your account is still unvoted for the Goldman Sachs MMLC II upcoming Special Meeting!
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•	ACTION REQUIRED: Your vote needed on Goldman Sachs MMLC II
•	ACT FAST! Vote ASAP for Goldman Sachs MMLC II
•	Your vote is still needed for Goldman Sachs MMLC II. Click to vote now.
•	VOTE NOW | Don’t miss the deadline re: Goldman Sachs MMLC II proposal.
•	Please vote your Goldman Sachs MMLC II shares to avoid a Special Meeting Adjournment
•	MERGER PROPOSED: Your vote needed on Goldman Sachs MMLC II proposal
•	We haven’t received your vote for Goldman Sachs MMLC II upcoming Special Meeting – please vote now!
•	Goldman Sachs MMLC II DEADLINE APPROACHING: Please vote today.
•	Last days to vote on Goldman Sachs MMLC II proposal - Vote Now!
•	Time-sensitive information for Goldman Sachs MMLC II shareholders
•	Last days to vote on Goldman Sachs MMLC II proposal - Vote Now
•	Two days until the Goldman Sachs MMLC II Special Meeting – Vote now!
•	Goldman Sachs MMLC II Special Meeting Tomorrow – Cast your ballot online now!

Be the vote that counts. GOLDMAN SACHS MIDDLE MARKET LENDING II 2025 Special Meeting October 8, 2025 1

VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of August 14, 2025 Vote Common Shares by: October 7, 2025 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 2

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement Shareholder Letter ProxyVote App Did you know you can access all of your proxy events in one place? Go to the Apple App Store or Google Play and search for “ProxyVote.” Once you install the app, just create an account to get started. ProxyVote © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings Terms and Conditions Privacy Statement 3

Investor Action Needed Goldman Sachs Middle Market Lending Corp. II Dear Financial Advisor: This week, your clients who are stockholders of Goldman Sachs Middle Market Lending Corp. II (“MMLC II”) will be receiving proxy materials in connection with an upcoming Special Meeting of Stockholders to be held virtually on October 8, 2025 at 10:00 a.m., Eastern Time. On July 11, 2025, MMLC II announced that it entered into a definitive agreement with Goldman Sachs Private Credit Corp., a Delaware corporation (“GSCR”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (the “Merger Agreement”), to merge with GSCR, with GSCR as the surviving company (the “Merger”). MMLC II’s board of directors (the “MMLC II Board”) and a committee of the MMLC II Board comprised solely of certain independent directors of MMLC II (the “MMLC II Special Committee”) weighed various benefits in considering the Merger, including the following: each share of MMLC II common stock outstanding at the effective time of the Merger will receive an amount of cash equal to MMLC II’s net asset value per share, calculated as described in MMLC II’s proxy statement, which provides immediate liquidity to MMLC II’s stockholders; the Merger provides an efficient exit strategy for MMLC II and certainty of value to MMLC II’s stockholders; and the MMLC II Board and the MMLC II Special Committee considered various exit alternatives and determined the Merger would be more beneficial to MMLC II’s stockholders. After careful consideration, the MMLC II Board, upon a recommendation of the MMLC II Special Committee, unanimously recommends that MMLC II stockholders vote “FOR” the merger proposal. To access the proxy statement, please visit this website: www.sec.gov. If you or your clients have any questions or need guidance with voting, please call MMLC II’s proxy solicitor: Broadridge at 1-833-215-7517. Voting as soon as possible will help us reduce costs and avoid unnecessary outreach. Thank you for your continued support of MMLC II. FOUR WAYS FOR YOUR CLIENTS TO VOTE PROXY QUESTIONS? Call 833-215-7517 ONLINE WWW.PROXYVOTE.COM Instruct your clients to have their proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Clients may call 1-833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Clients may call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Clients may vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF that they received. MAIL VOTE PROCESSING Clients may mark, sign and date their ballot and return it in the postage-paid envelope provided. R28495-LTR

Action Required: Shareholder Vote for MMLC II Merger Proposal

Dear [FA Name],

I wanted to make sure you were aware – your client(s) will receive a shareholder letter regarding an upcoming vote for the proposed merger of Goldman Sachs Middle Market Lending Corp. II (“MMLC II”) with Goldman Sachs Private Credit Corp. (“GSCR”), scheduled for October 8, 2025. Votes are due on October 7, 2025. This merger presents a compelling opportunity for your client(s) who hold shares in MMLC II. MMLC II’s Board of Directors (the “MMLC II Board”), following a thorough review and recommendation by MMLC II’s independent Special Committee (the “MMLC II Special Committee”), unanimously recommends voting “FOR” the merger proposal.

The MMLC II Board and MMLC II Special Committee weighed various benefits in considering the merger, including:

•

Each share of MMLC II common stock outstanding at the effective time of the merger will receive an amount of cash equal to MMLC II’s net asset value per share, calculated as described in MMLC II’s proxy statement, which provides immediate liquidity for shareholders.

•	The merger provides an efficient exit strategy for MMLC II and certainty of value to MMLC II’s shareholders.

•	The MMLC II Board and the MMLC II Special Committee considered various exit alternatives and determined the merger would be more beneficial to MMLC II’s shareholders.

Prompt voting helps your client(s) avoid unnecessary follow-up outreach (otherwise, Broadridge will reach out to them periodically in an effort to solicit their vote).

Voting Instructions: Clients must provide their unique ballot control number, which may be found in the shareholder letter. Votes may be cast using any of the following options:

•	Internet: http://www.proxyvote.com (recommended)

•	Phone Call (automated): 1-800-690-6903

•	Phone Call (with specialist): 1-833-215-7517 (Mon–Fri, 9:00 AM–10:00 PM ET)

•	Mail: Complete and return the proxy card in the postage-paid envelope provided

•	Smartphone: Scan the QR code on the proxy card/VIF

We appreciate your help in encouraging clients to vote as soon as possible. If you or your clients have any questions or need assistance with voting, Broadridge is available at 1-833-215-7517. For any questions about the merger, I am here to help.

Best regards,

<<<Signature>>>